Gateway 2000, Inc.
Form 10-K; Power of Attorney

     The undersigned constitutes and appoints William M. Elliott and Stephanie G. Heim, or either of them, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution, in the undersigned's name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of Gateway 2000, Inc. (the "Company") for the Company's fiscal year ended December 31, 1997, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith (collectively, the "Form 10-K"), with the Securities and Exchange Commission the New York Stock Exchange and such other state and federal government commissions and agencies as required under the Securities Exchange Act of 1934, as amended, the regulations thereunder and other applicable law.


Dated:  March 17, 1998


/s/Jeffrey Weitzen
Jeffrey Weitzen
President and Chief Operating Officer
Gateway 2000, Inc.



Form 10-K; Power of Attorney

     Each of the undersigned constitutes and appoints William M. Elliott and Stephanie G. Heim, or either of them, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution, in the undersigned's name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of Gateway 2000, Inc. (the "Company") for the Company's fiscal year ended December 31, 1997, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith (collectively, the "Form 10-K"), with the Securities and Exchange Commission the New York Stock Exchange and such other state and federal government commissions and agencies as required under the Securities Exchange Act of 1934, as amended, the regulations thereunder and other applicable law.


Dated:  January 21, 1998


____________________
Theodore W. Waitt                  Chairman of the Board, Chief
                                   Executive Officer and Director

/s/ Charles G. Carey
Charles G. Carey                   Director


/s/ James W. Cravens
James W. Cravens                   Director


/s/ George H. Krauss
George H. Krauss                   Director


/s/ Douglas L. Lacey
Douglas L. Lacey                   Director


/s/ James F. McCann
James F. McCann                    Director


/s/ Richard D. Snyder
Richard D. Snyder                  Director